UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

JoEllen L. Legg, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2013 - May 31, 2014

Item 1.	Reports to Stockholders.

CAUTION REGARDING FORWARD-LOOKING

STATEMENTS AND PAST PERFORMANCE

This Semi-Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (“MCIM” or “Manager”) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Semi-Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s Prospectus.

Investments in the Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of capital from the Fund or any particular rate of return.

1

Stockholder Letter

MAY 31, 2014 (unaudited)

Introduction

We are pleased to present this semi-annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the six months ended May 31, 2014 (“Period”). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

Global equities continued in a positive trend in the six-month Period. Speculation as to when the U.S. Federal Reserve (Fed) would start to taper its bond purchasing program were finally put to rest in mid-December when the Fed confirmed its intention to reduce the pace of its third quantitative easing (QE3) (asset purchase) program from $85 billion per month to $75 billion per month. There was a very positive reaction in global markets as a large degree of policy uncertainty was removed.

Stock markets in the major developed economies commenced 2014 in a choppy fashion due to a combination of profit-taking after last year’s strong gains, reappraisal of lofty earnings growth expectations and concerns about the global impact of Fed tapering. The underlying nervousness in risk asset markets was reinforced in late January as concerns about the impact of the tapering of the Fed’s QE asset purchases spread to emerging markets. Later in the Period, investors focused on developments in Ukraine and Russia, as well as slower growth and financial strains appearing in China.

Policymakers in the major economies reaffirmed their commitment to growth and prosperity as they continued to confront structural weaknesses in their respective economies. This resulted in ongoing support for risk assets, with global equities finishing the Period on a strong note. However, the impetus for global growth continued to come from the major developed economies while emerging market economies continued to struggle with various macro stability issues.

For the Six-Month Period Ended May 31, 2014(1)	Total Returns (%)(2)
Macquarie Global Infrastructure Total Return Fund – NAV	16.86
Macquarie Global Infrastructure Total Return Fund – Market Price	19.00
S&P Global Infrastructure Index (Net Total Return)(3)	12.88
Macquarie Global Infrastructure Index(4) (“MGII”)	12.92
MSCI World Index (Net Total Return)(5)	6.52

Past performance is not indicative of future results.

There were a number of factors driving the Fund’s total NAV return during the Period:

—	The strong performance of energy pipeline stocks, particularly in the U.S. and Canada;

—	The solid performance of the Electric Utilities sector;

2

—	The good performance of the Toll Roads sector; and

—	Weak performance of the Seaports sector

Let’s look at these reasons in further detail.

Pipelines

The Pipelines sector performed well. Energy Transfer Equity was up strongly on the back of a proposed LNG export project in Louisiana, and filed an application with the Federal Energy Regulatory Commission for authorization to construct, own and operate the project. The company’s underlying master limited partnerships (MLPs) also posted solid first quarter (1Q) results across the board.

Enterprise Products Partners reported results above consensus. It also announced that it had signed sufficient long-term contracts to build an ethane export facility on the Texas Gulf Coast, adding to its $8 billion project inventory and highlighting its ability to leverage off its existing Natural Gas Liquids infrastructure asset base.

Enbridge Inc also performed well after it announced a C$7 billion project within its Canadian mainline system. Clients agreed to support the project through adjusted tolls, ensuring that the project will earn an appropriate return. The company also obtained a license from the U.S. government allowing it to re-export limited quantities of Canadian oil from the U.S. Magellan Midstream Partners raised its outlook for the remainder of 2014 on the back of strong 1Q results. Williams Companies reiterated full year 2014 and 2015 guidance and announced 2016 guidance ahead of market expectations.

Spectra Energy posted a solid return after reporting 2013 results ahead of expectations and outlining several avenues for organic projects to support its growth plans.

Electric Utilities

The Electric Utility sector performed well. In France, GDF Suez was up very strongly after it increased 2014 earnings guidance, confirmed a dividend cut (which was already anticipated by investors) and terminated its asset disposal program. It also reported results above consensus. SSE in the UK performed well after receiving a better than expected proposal by the UK energy regulator for its electricity distribution business.

Unless otherwise indicated, all references to currency are to USD. One cannot invest directly in an index. Past performance is not indicative of future results.

(1)	Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

(2)	Source: ALPS Fund Services Inc., Bloomberg L.P.

(3)	The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks and is selected by Standard & Poor’s Financial Services LLC.

(4)	The Macquarie Global Infrastructure Index consists of approximately 250 infrastructure/utilities stocks in the FTSE Global All-Cap Index.

(5)

The MSCI World Index is a stock market index of approximately 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

3

Stockholder Letter

MAY 31, 2014 (unaudited)

U.S. utilities generally posted positive returns in the stronger market. American Electric Power reported results above consensus. Southern Co and CMS Energy Corporation also performed well. Energias do Brasil recovered only some of its weakness from earlier in the Period after the Brazilian government announced it would finance distributors for the extra cost of peak power prices due to the drought.

Toll Roads

The Toll Roads sector performed well, led by Atlantia and Vinci, which benefitted from the further decline in sovereign bond yields in Italy and Spain. Atlantia also benefited from better than expected allowed toll increases related to capital investments made in recent years and from the stronger investor sentiment towards Italy. Passenger growth at its recently purchased airport in Rome was also ahead of expectations.

Vinci in France rallied on press reports that the planned sale of its parking business would proceed at an attractive price. Vinci also completed the previously announced acquisition of the minority stake in its Cofiroute motorway concession and reported results above consensus expectations. Motorway traffic continued to improve in France and passenger volumes at the recently acquired Portuguese airports were also solid.

Transurban performed well after announcing two major transactions in Australia in April, being the acquisition of Queensland Motorways (QML) and an upgrade to the CityLink toll road in Melbourne. In May, an entitlement offer associated with the QML acquisition raised A$2.3 billion*. Transurban’s share price finished the Period 10% above the entitlement offer price.

Seaports

Chinese ports including Dalian Port, Cosco Pacific and China Merchants were all lower on Chinese growth concerns, despite reporting 2013 results largely in-line to slightly below consensus. China Merchants experienced further weakness after announcing that it would raise funds through offering mandatory convertible (to equity) debt securities, which would dilute shareholders. In the Netherlands, Vopak reported disappointing first quarter results and downgraded full year guidance due to deteriorating performance in its European terminals. It also confirmed further delays in certain development projects in Asia. Hamburger Hafen und Logistik was slightly lower due to concerns relating to its Ukrainian container terminal on the Black Sea and broader exposure to Russian container volumes via transhipment activities at the Hamburg terminal.

Leverage

Leverage made a positive contribution to the Fund’s return this Period.

*	A$ - Australian Dollar

4

As of May 31, 2014, the Fund had $100 million and €30 million in leverage outstanding. The Fund’s leverage was 28.5%, which is within the limit outlined in the Fund’s Prospectus. To avoid magnifying the USD exposure due to leverage, the Fund also borrows in Euro to partially match the currency exposure of the investments with the currency of the borrowings.

As always, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to reference benchmarks

The Fund, which is not managed against any benchmark, outperformed two reference benchmarks, the S&P Global Infrastructure Index (Net Total Return) by 3.98%, and the Macquarie Global Infrastructure Index (“MGII”) by 3.94%. The main contributors to the Fund’s outperformance were positions in Electricity Transmission, Rail/Other Transportation and Water sectors. The main detractors were positions in Seaports and Communications.

Fund Diversification by Country & Sector

At the end of the Period, the Fund held positions in 51 global infrastructure stocks representing 16 countries and 13 infrastructure sectors.

The table below shows the top ten holdings in the Fund as of May 31, 2014.

Rank	Stock	Country	Infrastructure Sector(6)	%(7)
1	Transurban.	Australia	Toll Roads	4.9
2	Enbridge Inc.	Canada	Pipelines	4.7
3	Transcanada	Canada	Pipelines	3.9
4	National Grid	United Kingdom	Electricity Transmission	3.7
5	Sempra Energy	United States	Electricity And Gas Distribution	3.5
6	Groupe Eurotunnel	France	Rail/Other Transportation	3.4
7	GDF SUEZ	France	Electric Utility	3.4
8	Atlantia	Italy	Toll Roads	3.2
9	China Merchants	China	Seaports	2.9
10	American Water Works	United States	Water	2.6

Subject to change in the future.

(6)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification.
(7)	Based on Total Assets as defined in the Prospectus.

5

Stockholder Letter

MAY 31, 2014 (unaudited)

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2013(7)	% Point Change over Period	% of Fund on May 31, 2014(7)
United States	32.7	2.0	34.7
France	13.2	-3.5	9.7
Canada	8.7	—	8.7
United Kingdom	8.8	-0.2	8.6
China	7.6	-1.0	6.6
Australia	5.6	0.4	6.0
Germany	2.9	1.3	4.2
Japan	2.6	1.5	4.1
Italy	2.9	0.3	3.2
Switzerland	2.5	-0.1	2.4
Singapore	1.9	0.4	2.3
Brazil	3.0	-0.8	2.2
Spain	2.3	-0.9	1.4
Netherlands	1.5	-0.2	1.3
Luxembourg	0.6	0.4	1.0
Poland	—	0.8	0.8
India	0.4	-0.4	—
Other Net Assets	2.8	—	2.8

Subject to change in the future.

Infrastructure Sector(6)	% of Fund on November 30, 2013(7)	% Point Change over Period	% of Fund on May 31, 2014(7)
Pipelines	19.4	0.7	20.1
Electric Utility	16.7	-0.4	16.3
Toll Roads	11.3	0.1	11.4
Seaports	12.4	-1.6	10.8
Electricity And Gas Distribution	7.6	1.9	9.5
Communications	6.7	-0.6	6.1
Electricity Transmission	7.3	-1.3	6.0
Rail/Other Transportation	5.1	0.8	5.9
Airports	5.2	-0.6	4.6
Water	2.5	0.1	2.6
Social Infrastructure	2.0	—	2.0
Diversified	1.0	0.1	1.1
Electricity Generation	—	0.8	0.8
Other Net Assets	2.8	—	2.8

Subject to change in the future.

(6)	Industry segments are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or segment classification.
(7)	Based on Total Assets as defined in the Prospectus.

6

Distributions

In December 2013, the Fund paid a regularly scheduled quarterly distribution of $0.35 per share, which was a $0.03 or 9% increase over the prior quarter. The Fund maintained the quarterly distribution at $0.35 per share in March 2014. Altogether, the Fund paid $0.70 per share during this Period.

A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain and return of capital. Based on current estimates, we anticipate the current distribution has been paid from income however, the final determination of the source of all distributions in 2014, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2014.

Outlook

Recent political developments which span from India’s general election to European Union parliamentary elections suggest that voters are demanding decisive growth-oriented policies from their elected representatives. Central banks in the major developed economies continue to puzzle over the persistence of low inflation and whether it poses a danger to their broader price stability objectives. U.S. Federal Reserve policymakers have adopted a much more sensitive approach to policy guidance, possibly aimed at assuaging concerns about an early hike in the Fed funds rate. Meanwhile the European Central Bank (ECB) introduced further monetary stimulus measures in June as policymakers act to quell concerns about continual undershooting of the ECB’s price stability target zone. All of this suggests the current liberal liquidity conditions will remain firmly in place for the foreseeable future.

One of the reasons behind our positive view of the infrastructure sector over the long term is our belief that global investment opportunities are substantial due to historic underinvestment, and there is a lack of public sector resources to fund this much needed investment. The recent transactions by Transurban are a timely reminder that this thesis remains very much intact. Transurban, which is the largest position in the Fund, announced its intention to deploy over A$7.8 billion* in two significant toll road opportunities in Australia. We are positive on both, and continue to expect the overall portfolio to benefit from earnings and dividend growth driven by investment in much needed global infrastructure.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/or

*	A$ - Australian Dollar

7

Stockholder Letter

MAY 31, 2014 (unaudited)

operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-800-910-1434 or visit us online at www.macquarie.com/mgu.

Yours sincerely,

Jonathon Ong

Co-Portfolio Manager

Brad Frishberg

Chief Executive Officer

Co-Portfolio Manager

8

Schedule of Investments

MAY 31, 2014 (unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $

COMMON STOCKS - 128.45%
Australia - 8.37%
DUET Group	2,468,433	$5,536,355
Transurban Group(1)	3,470,111	23,994,830
		29,531,185

Brazil - 2.99%
EDP Energias do Brasil SA(1)	1,138,500	4,655,028
Prumo Logistica SA(1)(2)	8,087,595	4,404,261
Transmissora Alianca	173,600	1,509,498
		10,568,787

Canada - 12.13%
Enbridge, Inc.	492,264	23,394,230
TransCanada Corp.(1)	417,003	19,413,734
		42,807,964

China - 9.20%
Beijing Enterprises Holdings, Ltd.(1)	630,000	5,383,435
China Merchants Holdings International Co., Ltd.	4,778,000	14,112,848
COSCO Pacific, Ltd.	3,011,433	3,977,463
Dalian Port (PDA) Co., Ltd.	12,176,000	2,732,668
Hopewell Highway Infrastructure, Ltd.	4,880,000	2,417,041
Huadian Fuxin Energy Corp., Ltd.	7,880,000	3,862,272
		32,485,727

France - 13.64%
Eutelsat Communications SA	212,596	7,443,570
GDF Suez	593,705	16,578,807
Groupe Eurotunnel SA	1,288,264	17,034,257
Vinci SA	95,823	7,092,775
		48,149,409

Germany - 5.87%
Fraport AG Frankfurt Airport Services Worldwide(3)	142,753	10,951,811
Hamburger Hafen und Logistik AG(3)	387,432	9,770,433
		20,722,244

Italy - 4.45%
Atlantia SpA(1)	565,969	15,723,290

Japan - 5.71%
East Japan Railway Co.	97,000	7,398,870
Tokyo Gas Co., Ltd.(1)	1,427,473	8,076,861
West Japan Railway Co.(1)	110,236	4,685,572
		20,161,303

See Notes to Financial Statements.	9

Schedule of Investments

MAY 31, 2014 (unaudited)

(Expressed in U.S. Dollars)

Description	Shares	Value $

Luxembourg - 1.45%
Intelsat SA(2)	264,594	$5,130,478

Netherlands - 1.86%
Koninklijke Vopak NV(1)	129,162	6,580,555

Poland - 1.09%
Energa SA	617,372	3,843,886

Singapore - 3.26%
Hutchison Port Holdings Trust(1)	15,330,000	11,497,500

Spain - 2.02%
Abertis Infraestructuras SA(1)	326,012	7,143,840

Switzerland - 3.39%
Flughafen Zuerich AG(1)	19,163	11,951,463

United Kingdom - 12.00%
Centrica Plc(1)	2,167,359	12,192,053
National Grid Plc	1,222,361	18,235,325
SSE Plc(1)	456,872	11,915,936
		42,343,314

United States - 41.02%
American Electric Power Co., Inc.(1)	179,800	9,592,330
American Tower Corp.(1)	55,500	4,974,465
American Water Works Co., Inc.(1)	264,500	12,857,345
CMS Energy Corp.(1)	159,900	4,757,025
Consolidated Edison, Inc.(1)	92,700	5,099,427
Corrections Corp. of America(1)	297,457	9,676,276
Crown Castle International Corp.(1)	167,290	12,836,162
Duke Energy Corp.(1)	136,600	9,709,528
ITC Holdings Corp.(1)	267,060	9,774,396
Kinder Morgan, Inc.(1)	373,900	12,484,521
PG&E Corp.(1)	206,600	9,476,742
Sempra Energy(1)	173,400	17,400,690
Southern Co.(1)	196,100	8,585,258
Spectra Energy Corp.(1)	181,900	7,381,502
The Williams Cos., Inc.(1)	216,700	10,176,232
		144,781,899

Total Common Stocks		453,422,844
(Cost $429,582,070)

10	See Notes to Financial Statements.

Description	Shares	Value $

MASTER LIMITED PARTNERSHIPS - 7.46%
United States - 7.46%
Buckeye Partners LP(1)	66,400	$5,209,744
Energy Transfer Equity LP(1)	127,040	6,473,958
Enterprise Products Partners LP(1)	96,178	7,196,038
Magellan Midstream Partners LP(1)	91,234	7,470,240
		26,349,980

Total Master Limited Partnerships		26,349,980
(Cost $15,188,382)

RIGHTS - 0.00%
China Merchants Holdings International Co., Ltd., Rights, Strike Price $30.26 HKD (expiring 06/05/14)	955,600	0

Total Rights		0
(Cost $0)

Total Investments - 135.91%		479,772,824
(Excluding investments purchased with cash collateral from securities loaned)
(Cost $444,770,452)

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED - 3.32%

Invesco Short-Term Investments Trust, Treasury Portfolio, Institutional Class, 0.01% 7-Day Yield(4)	11,714,758	11,714,758

Total Investments Purchased with Cash Collateral From Securities Loaned		11,714,758
(Cost $11,714,758)

Total Investments - 139.23%		491,487,582
(Cost $456,485,210)

Other Assets in Excess of Liabilities - 0.68%		2,402,599

Leverage Facility - (39.91)%(5)		(140,894,778)
Total Net Assets - 100.00%		$352,995,403

(1)	All or a portion of the security is available to serve as collateral on the outstanding leverage. The aggregate market value of the collateralized securities totals $315,586,397 as of May 31, 2014.
(2)	Non-Income Producing Security.
(3)	All or a portion of the security is on loan as of May 31, 2014.
(4)	The security has been segregated to satisfy the commitment to return the cash collateral received in securites lending transactions upon the borrower’s return of the securities loaned. (Note 7)
(5)	Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (Note 6)

See Notes to Financial Statements.	11

Schedule of Investments

MAY 31, 2014 (unaudited)

(Expressed in U.S. Dollars)

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
Co.	Company.
Corp.	Corporation.
HKD	Hong Kong Dollars.
Inc.	Incorporated.
LP	Limited Partnership.
Ltd.	Limited.
NV	Naamloze Vennootchap is the Dutch term for a public limited liability corporation.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SpA	Societeta’ Per Azioni is an Italian shared company.

12	See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2014 (unaudited)

(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $456,485,210)*	$491,487,582
Cash	11,924,413
Dividends receivable	2,768,651
Tax reclaim receivable	706,850
Securities lending interest receivable	33,663
Receivable for investment securities sold	137,435
Other assets	15,301
Total Assets	507,073,895

LIABILITIES:
Payable for collateral upon return of securities loaned (Note 7)	11,714,758
Loans payable, at value (Cost $140,294,616) (Note 6)	140,894,778
Accrued investment advisory expense	1,151,087
Accrued directors expense	54,148
Accrued legal expense	45,067
Accrued administration expense	33,973
Accrued interest on loans payable	11,168
Other payables and accrued expenses	173,513
Total Liabilities	154,078,492

Net Assets	$352,995,403

COMPOSITION OF NET ASSETS:
Paid-in capital	$318,479,776
Accumulated net investment income	4,452,441
Accumulated net realized loss on investments and foreign currency	(4,365,271)
Net unrealized appreciation on investments and foreign currency translation	34,428,457
Net Assets	$352,995,403

Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net Asset Value Per Share	$$28.31

*	At May 31, 2014, securities with a market value of $11,153,886 were on loan to brokers.

See Notes to Financial Statements.	13

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2014 (unaudited)

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax $738,017)	$9,719,139
Securities lending income	49,404
Interest	23
Total Investment Income	9,768,566

EXPENSES:
Investment advisory	2,207,120
Interest on loan	645,530
Administration	199,452
Directors	93,052
Audit & tax services	86,826
Legal	84,852
Insurance	45,693
Custody	43,378
Printing	40,716
Transfer agent	12,928
Miscellaneous	39,211
Total Expenses	3,498,758

Net Investment Income	6,269,808

Net realized gain/loss on:
Investment securities	8,845,346
Foreign currency transactions	(185,434)
Net change in unrealized appreciation on:
Investment securities	35,308,004
Translation of assets and liabilities denominated in foreign currencies	72,431
Net Realized and Unrealized Gain on Investments	44,040,347

Net Increase in Net Assets From Operations	$50,310,155

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

(Expressed in U.S. Dollars)

	For the Six Months Ended May 31, 2014 (Unaudited)	For the Year Ended November 30, 2013
FROM OPERATIONS:
Net investment income	$6,269,808	$13,551,843
Net realized gain/loss on:
Investment securities	8,845,346	35,769,467
Foreign currency transactions	(185,434)	(427,740)
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	35,380,435	12,781,543
Net Increase in Net Assets From Operations	50,310,155	61,675,113

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(8,727,805)	(16,846,050)
Total Distributions	(8,727,805)	(16,846,050)

CAPITAL SHARE TRANSACTIONS:
Payments for shares redeemed in connection with tender offer (Note 3)	–	(29,605,271)
Total Capital Share Transactions	–	(29,605,271)

Net Increase in Net Assets	41,582,350	15,223,792

NET ASSETS:
Beginning of period	$311,413,053	$296,189,261
End of period*	$352,995,403	$311,413,053
*Includes Accumulated Net Investment Income of:	$4,452,441	$6,910,438

See Notes to Financial Statements.	15

Statement of Cash Flows

FOR THE SIX MONTHS ENDED MAY 31, 2014 (unaudited)

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in net assets from operations	$50,310,155
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(125,443,914)
Proceeds from disposition of investment securities	108,717,294
Net realized gain investment securities	(8,845,346)
Net change in unrealized appreciation on investments	(35,308,004)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	(72,431)
Increase in receivable for collateral for securities loaned	(11,714,758)
Increase in payable upon return of securities loaned	11,714,758
Increase in dividends receivable	(2,011,055)
Increase in tax reclaim receivable	(37,318)
Decrease in securities lending interest receivable	100,738
Decrease in other assets	45,693
Decrease in accrued interest on loan payable	(1,550)
Increase in accrued investment advisory expense	106,557
Decrease in accrued legal expense	(57,737)
Increase in accrued administration expense	1,096
Increase in accrued directors expense	1,184
Decrease in other payables and accrued expenses	(43,808)
Net Cash Used in Operating Activities	(12,538,446)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	18,718,650
Cash distributions paid	(8,727,805)
Net Cash Provided by Financing Activities	9,990,845

Effect of exchange rates on cash	72,431
Net decrease in cash	(2,475,170)
Cash, beginning balance	$14,399,583
Cash, ending balance	$11,924,413

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$647,080

16	See Notes to Financial Statements.

Intentionally Left Blank

Financial Highlights

(Expressed in U.S. Dollars)

	For the Six Months Ended May 31, 2014 (Unaudited)

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$24.98
Income from investment operations:
Net investment income	0.50
Net realized and unrealized gain/loss on investments	3.53
Total from Investment Operations	4.03

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:

Net investment income	(0.70)
Net realized gains on investments	–
Total Distributions	(0.70)

Accretive effect of tender offers	–
Net asset value - end of period	$28.31
Market Price - end of period	$25.33

Total Investment Return - Net Asset Value(3)	16.86%
Total Investment Return - Market Price(3)	19.00%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$352,995
Ratios to average net assets attributable to common shareholders:
Expenses(4)	2.16%	(5)
Expenses excluding interest expense	1.76%	(5)
Net investment income	3.88%	(5)
Portfolio turnover rate	23%
BORROWINGS AT END OF PERIOD:
Aggregate Amount Outstanding (000s)	$140,895
Asset Coverage Ratio to Total Assets(9)	351%

(1)	Includes accretive effect of tender offer of $0.21. As shares of common stock were tendered at a price less than NAV (92%), there is an accretive impact to shares remaining in the Fund.
(2)	Includes accretive effect of tender offer of $0.26. As shares of common stock were tendered at a price less than NAV (95%), there is an accretive impact to shares remaining in the Fund.
(3)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of MGU shares, but do include remaining commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

(4)

For the six months ended May 31, 2014 and the years ended November 30, 2013, 2012, 2011, 2010 and 2009, the annualized ratios to average Total Assets were 1.42% (unaudited), 1.56%, 2.08%, 1.68%, 1.72% and 2.00%, respectively. The Prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(5)	Annualized.
(6)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 2.11%.
(7)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The expense ratio, had the reimbursement been included, would have been 1.73%.
(8)	Excludes reimbursement from MCIM for certain expenses related to the 2012 proxy. The net investment income ratio, had the reimbursement been included, would have been 4.44%.
(9)	Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 6)
(10)	Certain line items from 2012 have been reclassified to conform with 2013 presentation.

18	See Notes to Financial Statements.

		For the Years Ended November 30,
2013		2012(10)	2011	2010	2009

$21.38		$18.94	$19.31	$18.38	$14.31

1.59		0.97	0.76	0.54	0.69
3.08		2.17	(0.41)	1.43	4.11
4.67		3.14	0.35	1.97	4.80

(1.28)		(0.96)	(0.72)	(1.04)	(0.73)
–		–	–	–	–
(1.28)		(0.96)	(0.72)	(1.04)	(0.73)

0.21	(1)	0.26 (2)	–	–	–
$24.98		$21.38	$18.94	$19.31	$18.38
$21.95		$18.85	$16.16	$16.44	$14.99

24.25%		18.89%	2.24%	12.05%	36.18%
23.84%		22.85%	2.46%	16.98%	56.12%

$311,413		$296,189	$327,994	$334,371	$318,299

2.22%	(6)	2.40%	2.11%	2.19%	2.63%
1.85%	(7)	1.98%	1.61%	1.69%	1.76%
4.33%	(8)	4.19%	3.96%	2.89%	4.56%
70%		71%	53%	85%	71%

$122,176		$108,811	$109,682	$83,692	$82,000
355%		372%	399%	500%	488%

19

Notes to Financial Statements

MAY 31, 2014 (unaudited)

1. Organization and Significant Accounting Policies

MGU is a diversified, closed-end investment management company registered under the Investment Company Act of 1940 (the “1940 Act”) and organized under the laws of the State of Maryland. The Fund was previously registered as a non-diversified investment company. Pursuant to current positions of the SEC staff, an investment company that is non-diversified but then operates continuously as diversified for 3 years becomes a diversified investment company. Accordingly, the Fund has become a diversified investment company and may not resume operating in a non-diversified manner without first obtaining shareholder approval. With respect to 75% of its assets, the Fund may not invest more than 5% of its assets in securities or instruments of any single issuer. With respect to the 25% that is not subject to the 5% limitation, the Fund does not intend to acquire, at the time of investment, more than 7% in any one issuer. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

The Fund’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of

America (“GAAP”). This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash and Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

Restricted Cash: As of May 31, 2014, the Fund did not classify any funds (proceeds) as restricted.

Portfolio Valuation: The net asset value (“NAV”) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last

20

sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to the procedures adopted by the Fund’s Board of Directors. Although there are observable inputs assigned on a security level, prices are derived from factors using Interactive Data Corporation’s (“IDC”) Fair Value Information Service (“FVIS”) model. For this reason, significant events will cause movements between Level 1 and Level 2 (see detailed description of inputs and levels beginning on the next page). Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities in accordance with the Fund’s valuation policy.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities, as applicable. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable,

21

Notes to Financial Statements

MAY 31, 2014 (unaudited)

especially with unlisted securities or instruments, fair value is determined by the Valuation Committee. Except as otherwise designated by the Board of Directors, the Valuation Committee shall be comprised of at least five members designated by the Fund or MCIM, each of whom are officers of the Fund, representatives of MCIM and/ or representatives of ALPS Fund Services, Inc. A quorum of the Valuation Committee will consist of a minimum of three voting members, provided that the members present include at least one of the following: the Portfolio Manager, the Chief Financial Officer (or appropriate designee) or the Trader. The Chief Compliance Officer (or appropriate designee) must be in attendance, but shall be non-voting. In fair valuing the Fund’s investments, the Valuation Committee will consider the Securities and Exchange Commission (the “SEC”) pronouncements on valuations, including Accounting Series Release No. 118, to the extent relevant.

A variety of factors may be considered when determining the fair value of such securities, including, but not limited to the following:

—	the type of security

—	the size of the holding

—	the cost of the holding

—	the financial statements of the issuer

—	the fundamental business data relating to the issuer

—	an evaluation of the forces that influence the market in which the securities are purchased or sold
—	transactions in comparable securities

—	price quotes from dealers and/ or pricing services

—	information obtained from contacting the issuer, analysts or appropriate stock exchange

—	the existence of merger proposals or tender offers that might affect the value of the security

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement

22

falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing Management’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.

Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The Fund evaluates transfers into or out of Level 1, Level 2 and Level 3 as of the end of each reporting period. There were no transfers during the period.

Changes in valuation techniques may result in transfers between the levels during the reporting period. The Fund recognizes transfers between the levels as of the end of each reporting period. In accordance with procedures established by, and under the general supervision of the Fund’s Board of Directors, certain equity securities listed or traded on foreign security exchanges in the Fund’s portfolio may include a fair valuation adjustment factor applied to their equity prices as of the end of the period and may be categorized as Level 2. Application of fair valuation adjustment factors was not deemed necessary at the end of the period and as such, equity securities listed or traded on foreign security exchanges were categorized as Level 1.

There were no Level 3 securities as of May 31, 2014. Thus, a reconciliation of assets in which significant unobservable inputs were used (Level 3) is not applicable for the Fund.

23

Notes to Financial Statements

MAY 31, 2014 (unaudited)

The following is a summary of the inputs used as of May 31, 2014 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Valuation Inputs
	Level 1	Level 2	Level 3	Total

Common Stocks	$453,422,844	$—	$—	$453,422,844
Master Limited Partnerships	26,349,980	—	—	26,349,980
Investments Purchased with Cash Collateral from Securities Loaned	11,714,758	—	—	11,714,758
Total	$491,487,582	$—	$—	$491,487,582

*	For detailed country descriptions, see accompanying Schedule of Investments.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater

24

risk and volatility than a more diversified investment.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified cost for both financial reporting and income tax purposes.

2. Income Taxes and Tax Basis Information

The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the six months ended May 31, 2014, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2007-2013 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of May 31, 2014.

At November 30, 2013, the Fund had available for tax purposes unused capital loss carryover of $15,329,050, expiring November_30, 2017. During the year ended November 30, 2013, the Fund utilized $26,958,571 of capital loss carryover.

25

Notes to Financial Statements

MAY 31, 2014 (unaudited)

As of May 31, 2014, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$72,728,764
Gross depreciation on investments (excess of tax cost over value)	(35,282,139)
Net unrealized appreciation	37,446,625
Total cost for federal income tax purposes	$454,040,957

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of master limited partnerships, wash sale deferrals and PFICs. The timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships.

3. Capital Transactions

	For the Six Months Ended May 31, 2014 (Unaudited)	Year Ended November 30, 2013
	Shares	Shares
Common shares outstanding - beginning of period	12,468,293	13,853,659
Tender offer shares redeemed	—	(1,385,366)
Common shares outstanding - end of period	12,468,293	12,468,293

On March 6, 2013, the Fund commenced a tender offer to purchase for cash up to 1,385,366 (representing approximately 10%) of its issued and outstanding shares of common stock, par value $0.001 per share, at a price equal to 92% of the NAV per share, determined as of the business day immediately following the day the tender offer was to expire. The tender offer subsequently expired on April 3, 2013 and as a result, the Fund redeemed 1,385,366 shares of common stock, at a price equal to $21.37 per share, which represented 92% of the Fund’s NAV per share as of the close of regular trading session of the NYSE on April 4, 2013. The tender offer was oversubscribed and all shares were subject to pro-ration (at a rate of approximately 47.1% in accordance with the terms of the tender offer).

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities for the six months ended May 31, 2014, aggregated $118,890,679 and $104,814,870, respectively.

26

5. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 16, 2013 the Board of Directors approved the renewal of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”), pursuant to which MCIM serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $4,875 for the six months ended May 31, 2014.

ALPS Fund Services, Inc. (“ALPS”) is the Fund’s Administrator and Fund Accountant in accordance with certain fee arrangements. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly (in arrears). Fees paid to ALPS are calculated based on average daily net assets of the Fund. ALPS receives the greater of the following: an annual minimum of $400,000, or an annualized fee of 0.06% on assets up to $1 billion and an annualized fee of 0.04% on assets above $1 billion.

Computershare Trust Company, N.A. (“Computershare”) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

6. Leverage

On October 13, 2009, the Fund entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International, Ltd. (the “BNP Paribas Facility” or “Agreement”), which provides a credit facility to be used as leverage for the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have “asset coverage” of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). At May 31, 2014, the Fund maintained an asset coverage of 351%. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund where selected

27

Notes to Financial Statements

MAY 31, 2014 (unaudited)

Fund assets are pledged against advances made to the Fund.

As of May 31, 2014, the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $315,586,397.

The Fund pays 70 bps per annum above 3-month LIBOR for the U.S. Dollar line and 70 bps above the 3-month EURIBOR for the Euro line. On December 10, 2013, the Agreement was amended to increase the Euro Maximum Commitment Financing (“MCF”) to €30,000,000. The U.S. Dollar MCF remains at $100,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $25,000,000 upon one business day’s prior notice (no more than one time per calendar month). Upon one business day’s notice, the Fund may also increase the previously reduced U.S. Dollar and Euro MCF up to $100,000,000 and €30,000,000. The Fund will pay a commitment fee of 50 bps on the undrawn MCF.

As of May 31, 2014, the Fund had $100,000,000 and €30,000,000 in leverage outstanding under the BNP Paribas Facility, the accrued interest on the outstanding borrowing by the Fund was $11,168. The daily average amounts outstanding under the BNP Paribas Facility were $99,313,187, with an average rate on the borrowing of 0.93% for the U.S. Dollar line for the six months ended May 31, 2014, and €25,300,546, with the average rate on borrowing of 1.00% for the Euro line for the six months ended May 31, 2014. The unused amounts under the BNP Paribas Facility were

$0 for the U.S. Dollar line, and €0 for the Euro line, at May 31, 2014. The loan payable is carried at cost, and adjusted for foreign currency translation daily on the Euro line.

7. Lending of Portfolio Securities

From time to time the Fund may lend portfolio securities to broker-dealers and banks. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the U.S. securities, and at least 105% of the fair value of the non-U.S. securities loaned plus accrued interest, if any. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant

28

with respect to the investment. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due, which could result in losses to the Fund. The Fund receives cash collateral that is invested in the Invesco Short-Term Investments Trust Treasury Portfolio. This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. The Fund bears the risk of any income or gains and losses from investing and reinvesting cash pledged as collateral. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. As of May 31, 2014, the Fund had securities on loan valued at $11,153,886 and received cash collateral with a value of $11,714,758.

The lending agreement is considered a master netting agreement and in the event of a default by the borrower, creates a single payment obligation for the Fund. The following table presents the securities on loan subject to a master netting agreement as of May 31, 2014:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statement of Assets and Liabilities	Net Amounts Presented In The Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral Pledged	Net Amount
Securities Lending	$11,153,886	$—	$11,153,886	$(11,153,886)	$—	$—
Total	$11,153,886	$—	$11,153,886	$(11,153,886)	$—	$—

*	These amounts do not include the excess collateral received.

8. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

9. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $8,750 and the Chairman of the Board of Directors receives a quarterly retainer of $10,938. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic

29

Notes to Financial Statements

MAY 31, 2014 (unaudited)

meeting. Additional out-of-pocket expenses may be paid as incurred.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11. Subsequent Events

Distributions: On June 9, 2014, the Fund announced a Board-approved regular quarterly distribution of $0.35 per common share. The distribution was paid on June 30, 2014 to shareholders of record on June 23, 2014.

Investment Advisory and Management Agreement: On July 21, 2014 the Board of Directors approved the renewal of the investment advisory and management agreement with MCIM.

Leverage: On July 23, 2014 the BNP Paribas Facility was amended to increase the Maximum Commitment Financing from $100,000,000 to $120,000,000 and €30,000,000 to €40,000,000. The amendment also included fixing $60,000,000 of the U.S. Dollar line at a rate of 2.453% for a five year period.

12. New Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (the“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

30

Additional Information

MAY 31, 2014 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

—	If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
—	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies

31

Additional Information

MAY 31, 2014 (unaudited)

returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 30170, College Station, TX 77842-3170, 1-866-587-4518.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at
1-800-SEC-0330.

Shareholder Meeting

On June 18, 2014, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: Election of two (2) Class III Directors to serve until the 2017 Annual Meeting of Stockholders or until his or her successor is duly elected and qualifies.

32

Election of Brad Frishberg as Class III Director of the Fund

Shares Voted
Affirmative	10,716,596.624
Withheld	238,932.722
Total	10,955,529.346

% Voted
Affirmative	97.820%
Withheld	2.180%
Total	100.00%

Election of Chris LaVictoire Mahai as Class III Director of the Fund

Shares Voted
Affirmative	10,622,475.244
Withheld	333,054.102
Total	10,955,529.346

% Voted
Affirmative	96.960%
Withheld	3.040%
Total	100.00%

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

33

Directors & Officers

MAY 31, 2014 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public company directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Gordon A. Baird*	Class I Director	Since – July 2005
Birth Year: 1968
Thomas W. Hunersen*	Class II Director	Since – July 2005
Birth Year: 1958
Chris LaVictoire Mahai*	Class III Director	Since – July 2005
Birth Year: 1955

Biographical Information of the Interested Directors of the Fund

Name, Birth Year and Address(1) of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served(2)
Brad Frishberg	Class III Director	Since – January 2011
Birth Year: 1967

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.
(2)

Each Director’s term of office extends until the next stockholder meeting called for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

34

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships
Mr. Baird has been the Chief Executive Officer and on the Board of Directors of Independence Bancshares, Inc. since 2012. Previously, Mr. Baird had been an adviser to Thomas H. Lee Partners L.P., a Boston-based private equity firm. Prior to his involvement with Thomas H. Lee Partners L.P., from 2003 to 2011, Mr. Baird had been the Chief Executive Officer and Member of the Board of Directors of Paramax Capital Partners LLC, an asset management firm specializing exclusively in the financial services industry. Prior to this, Mr. Baird worked as a private equity analyst in the investment management group at State Street Bank and Trust Company and the ABS securitization group at State Street Capital Corporation. Additionally, Mr. Baird is a member of the New York Securities Analyst Society and is a Chartered Financial Analyst.	1	1

Mr. Hunersen is former Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland, 2013; Head of Strategy Projects - North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001. Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC	1	None

Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.	1	None

35

Directors & Officers

MAY 31, 2014 (unaudited)

Biographical Information of the Executive Officers of the Fund

Name, Birth Year and Address of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)
Brad Frishberg Birth Year: 1967 125 West 55th Street New York, NY 10019	Chief Executive Officer and President	Since – May 31, 2010

James Blake	Chief Compliance Officer	Since – February 14, 2011
Birth Year: 1963
125 West 55th Street
New York, NY 10019

John H. Kim	Chief Legal Officer and	Since – February 1, 2011
Birth Year: 1971	Secretary
125 West 55th Street
New York, NY 10019

Meredith Meyer Birth Year: 1973 125 West 55th Street New York, NY 10019	Chief Financial Officer and Treasurer	Since – February 1, 2011

(1)	Each officer serves an indefinite term.

36

Principal Occupation(s) During Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.

Mr. Blake is an Associate Director for Macquarie Bank Limited (February 2011 – present); previously, he was a Senior Compliance Officer for Delaware Management Business Trust, a subsidiary of Macquarie Group Limited (August 2001 – January 2011).

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Funds Group (June 2009 – present);previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Ms. Meyer is an Associate Director and Chief Operating Officer of MCIM (2009 – present). She has been with Macquarie Funds Group since 2007. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

37

1-800-910-1434
Macquarie Global Infrastructure Total Return Fund Inc. 125 West 55th Street New York, NY 10019
macquarie@alpsinc.com
www.macquarie.com/mgu

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this report.

Item 6.	Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the Registrant’s policies and procedures:

Registrant’s (MGU) Proxy Voting Procedures

Macquarie Capital Investment Manager LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of Institutional Shareholder Services to make recommendations to MCIM with respect to voting proxies related to securities held by MGU.

Institutional Shareholder Services’ recommendations will be based on Institutional Shareholder Services’ pre-established voting guidelines.

c) MCIM will review each Institutional Shareholder Services recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with an Institutional Shareholder Services recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with Institutional Shareholder Services’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the Institutional Shareholder Services recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to Institutional Shareholder Services’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.
(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended May 31, 2014, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002, are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	July 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brad Frishberg
Brad Frishberg
Chief Executive Officer (Principal Executive Officer)

Date:	July 24, 2014

By:	/s/ Meredith Meyer
Meredith Meyer
Chief Financial Officer (Principal Financial Officer)

Date:	July 24, 2014